Supplement to the
Fidelity Flex® Funds
Fidelity Flex® Large Cap Value Fund
June 29, 2021
As Revised March 18, 2022
Prospectus

On March 9, 2022, the Board of Trustees approved a plan of liquidation for the fund. Following Board approval, the fund will no longer pursue its stated investment objective and fund assets will be managed to provide for sufficient liquidity prior to liquidation. The fund is expected to liquidate on or about June 10, 2022. Effective after the close of business on June 3, 2022, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s liquidation.

FLV-22-01 1.9896164.102	March 21, 2022